Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Pharmaceutical Product Development, Inc. (“PPD”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Wilkinson, Chief Accounting Officer of PPD (and currently PPD’s principal financial officer), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PPD as of, and for, the periods presented in the Report.

Date: August 6, 2007

/s/ Peter Wilkinson
Peter Wilkinson
Chief Accounting Officer
(Principal Financial Officer)